Microsoft Word 11.0.6359;77I):  Terms of New or Amended Securities

         The Prospectus and Statement of Additional Information relating to Goldman Sachs Trust's Small/Mid Cap Growth Fund, as filed with the Securities and Exchange Commission on July 5, 2005 pursuant to Rule 497 under the Securities Act of 1933 (Accession No. 0000950123-05-008147) are incorporated herein by reference.